UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

Lexicon Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2445 Technology Forest Blvd., 11th Floor

The Woodlands, Texas 77381

(Address of principal executive offices and Zip Code)

(281) 863-3000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	LXRX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders

To the extent required, the information regarding the Certificate of Designations (as defined below) set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designations

On March 12, 2024, in connection with the previously announced private placement by Lexicon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), of preferred stock to be designated as Series A Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), the Company filed with the Secretary of State of the State of Delaware to be effective upon filing the Certificate of Designations of Series A Convertible Preferred Stock of the Company (the “Certificate of Designations”), in the form approved and adopted by the board of directors of the Company, which sets forth the terms of the Preferred Stock. According to the terms and subject to the conditions set forth in the Certificate of Designations, each share of Preferred Stock will automatically convert into 50 shares (subject to adjustments) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), immediately following the satisfaction of all of the following conditions: (i) the approval of the Sixth Amended and Restated Certificate of Incorporation of the Company (the “New Charter”), which would increase the total authorized shares of Common Stock under the New Charter from 300,000,000 to 450,000,000, by the stockholders of the Company at the upcoming 2024 annual meeting of the Company’s stockholders (the “Annual Meeting”), (ii) the adoption of the New Charter by the Company’s board of directors and (iii) the filing and acceptance of the New Charter with and by the Secretary of State of the State of Delaware. The holders of the Preferred Stock are entitled to vote on an as-converted basis on all matters and not as a separate class vote, except as required by Delaware law.

The foregoing summary of the Certificate of Designations does not purport to be complete and is qualified in its entirely by reference to the Certificate of Designations, which is attached to this Current Report as Exhibit 3.1, and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Designations, dated as of March 12, 2024.

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: March 12, 2024	By:	/s/ Brian T. Crum
Brian T. Crum
Senior Vice President and General Counsel